UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-02021

Deutsche DWS Securities Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	5/31/2020

ITEM 1.	REPORT TO STOCKHOLDERS

May 31, 2020

Annual Report

to Shareholders

DWS Health and Wellness Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Letter to Shareholders
4	Portfolio Management Review
8	Performance Summary
10	Portfolio Summary
11	Investment Portfolio
15	Statement of Assets and Liabilities
17	Statement of Operations
18	Statements of Changes in Net Assets
19	Financial Highlights

23	Notes to Financial Statements
34	Report of Independent Registered Public Accounting Firm
36	Information About Your Fund’s Expenses
37	Tax Information
38	Liquidity Risk Management
39	Advisory Agreement Board Considerations and Fee Evaluation
44	Board Members and Officers
49	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. The Fund may lend securities to approved institutions. Please read the prospectus for details.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Health and Wellness Fund

Letter to Shareholders

Dear Shareholder:

While the economy is not expected to shrug off the impacts of the COVID-19 pandemic easily, DWS’s CIO Office is cautiously optimistic. Our CIO Office anticipates the recession in the United States (“U.S.”) to be shallower than in the Eurozone, followed by a more robust U.S. recovery primarily benefiting from the outsized U.S. fiscal stimulus. Our CIO office sees long-lasting disruptions of supply chains and consumer spending, potentially derailing the current outlook.

What is already becoming clear is the current assessment of the situation by financial markets. U.S. markets have moved back to relatively high valuations. However, sentiment can quickly change and March lows may be tested again in the coming months. With respect to the bond markets, we think that accommodative central bank action will continue or even accelerate, with the interest rates set to remain low for the foreseeable future.

What may come next? In the short term, we expect markets to remain volatile. While our strategists forecast peaking uncertainty on stock markets, sharp setbacks could happen at any time. We believe stocks have become even more appealing for the medium- to long-term time horizons, due to the very accommodative monetary policy of the leading central banks and growing fiscal deficits.

As the U.S. and global economies forge a path to recovery, close monitoring of developments to assess potential opportunities and risks is critical. We believe the unique structure of our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — positions us to make timely strategic and tactical decisions. Those insights are updated frequently and are always available on the “Insights” section of dws.com.

As always, we appreciate your trust and welcome the opportunity to help you navigate these unusual times. We believe our decades of experience in managing assets through multiple market cycles and events can add significant value in times such as these.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS Health and Wellness Fund	|	3

Portfolio Management Review	(Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 8 through 9 for more complete performance information.

Investment Strategy

In seeking long-term growth of capital, the Fund’s managers employ bottom- up research and top-down analysis, which considers economic outlook and an industry’s potential to benefit from changes in the overall business environment, and a growth orientation in making the Fund’s health care and wellness sector investments. Under normal circumstances, the Fund will invest at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies in the health care and wellness sectors.

Over the Fund’s most recent fiscal year ended May 31, 2020, health care stocks outperformed the broader equity market, driven by two primary factors. First, investor concerns about U.S. election cycle rhetoric regarding health care reform, drug pricing legislation and Medicare-for-All abated earlier this year based on the more moderate views on health care voiced by the now presumptive Democratic Party nominee for president, Joe Biden. And as the focus of the Administration and Congress abruptly shifted to addressing the COVID-19 coronavirus pandemic, investors came to believe that major changes to the current health care system appear less likely for the foreseeable future. Second, the world continued to look to the health care sector for solutions to the pandemic, whether through diagnostics, vaccines or therapeutics.

For its most recent fiscal year ended May 31, 2020, the Fund posted a 22.66% total return, solidly outperforming the 12.84% return of the Fund’s benchmark, the S&P 500 Index, and slightly underperforming the 23.19% return of the Fund’s secondary benchmark, the MSCI World Health Care Index.

4	|	DWS Health and Wellness Fund

Positive Contributors to Fund Performance

The largest individual contributions to returns during the period came from the Fund’s holdings in Masimo Corp. and Teladoc Health, Inc. Shares of Masimo, a developer of sensor technology for the non-invasive monitoring of physiological parameters such as blood oxygen levels, outperformed as the company continued to deliver solid growth and benefited from a shift toward remote monitoring, which was accelerated due to the COVID-19 pandemic. Teladoc Health, the largest U.S. provider of telemedicine services, was another major beneficiary of the COVID-19 crisis, with virtual consultations very often replacing in-office physician visits. We believe that the shift to telehealth will continue in a post-pandemic world, as Teladoc has demonstrated that its platform can successfully “scale up” to meet the health care needs of patients. Other major contributors to performance during the period included holdings in two biotechnology companies, Acceleron Pharma, Inc. and Seattle Genetics, Inc. Strength in Acceleron Pharma shares came from FDA approval of the company’s first drug, REBLOZYL® for the treatment of anemia in certain blood disorders, as well as positive clinical studies data for a second drug, sotatercept for pulmonary arterial hypertension, a rare and chronic disease of the pulmonary arteries. Positive clinical studies data and subsequent FDA approval of TUKYSATM for the treatment of certain breast cancers represented a key positive driver for Seattle Genetics’ shares.

“Longer term, we believe that the prospects for health care stocks are promising, based on positive global demographic trends and the continuing emergence of new technologies.”

Negative Contributors to Fund Performance

The largest detractors from relative performance derived from the Fund’s lack of holdings in two Japanese pharmaceutical companies: Daiichi Sankyo Co., Ltd. and Chugai Pharmaceutical Co., Ltd. Shares of Daiichi Sankyo performed strongly, driven by investor excitement over its cancer drug Enhertu®, currently approved for the treatment of certain breast cancers, but with positive clinical data for the treatment of stomach and lung cancers as well. In the case of Chugai, performance was driven by consistent growth in the company’s base drug business, as well as clinical progress for its drugs in development. Other detractors from Fund

DWS Health and Wellness Fund	|	5

returns included an overweight to the medical device firm Boston Scientific Corp., which was negatively impacted by delays in new product development and an expected substantial decline in revenue due to cancellations of elective surgical procedures stemming from COVID-19 fears. An underweight to the biotechnology firm Regeneron Pharmaceuticals, Inc., which outperformed due to its development of antibodies that could potentially treat complications from the novel coronavirus, also was subtractive on a relative basis.

Outlook

We expect the COVID-19 pandemic to continue to have a meaningful negative impact on the U.S. economy, with disruptions to product launches, enrollment suspensions in clinical studies and cancellations of surgeries affecting health care companies near term. However, we also believe that investor interest in health care stocks remains strong, as a number of health care companies are working toward the rapid development of potential solutions for COVID-19. Longer term, we believe that the prospects for health care stocks are promising, based on positive global demographic trends and the continuing emergence of new technologies.

Portfolio Management Team

Leefin Lai, CFA, CPA, Managing Director

Lead Portfolio Manager of the Fund. Began managing the Fund in 2001.

–	Joined DWS in 2001.

–	Previously served as an analyst for Salomon Smith Barney and PaineWebber and as Vice President/Analyst for Citigroup Global Asset Management and Scudder Kemper Investments.

–	Investment industry experience began in 1991.

–	BS and MBA, University of Illinois.

Peter Barsa, Director

Portfolio Manager of the Fund. Began managing the Fund in 2014.

–	Joined DWS in 1999.

–	Portfolio Manager for DWS Global Small Cap, US Small Cap Growth and US Small Mid Cap Growth: New York.

–	Previously served as equity research analyst covering consumer discretionary and consumer staples and as global small cap equity research generalist.

–	BS in Finance, Villanova University.

6	|	DWS Health and Wellness Fund

Michael A. Sesser, CFA, Director

Portfolio Manager of the Fund. Began managing the Fund in 2014.

–	Joined DWS in 2009.

–	Portfolio Manager and Equity Research Analyst: New York.

–	Previously, Business Intelligence Analyst, Corporate Executive Board (now owned by Gartner) from 2005–2007; Research Associate, Compass Lexecon (now owned by FTI Consulting) from 2003–2005.

–	BA in Ethics, Politics & Economics, Yale University; MBA (with distinction), Stephen M. Ross School of Business, University of Michigan.

Terms to Know

S&P 500 Index is an unmanaged, capitalization- weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The MSCI World Health Care Index is an unmanaged free-float weighted equity index of 153 stocks designed to measure the performance of companies in the health care sector.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Overweight means that the Fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the Fund holds a lower weighting.

DWS Health and Wellness Fund	|	7

Performance Summary	May 31, 2020 (Unaudited)

Class A	1-Year	5-Year	10-Year

Average Annual Total Returns as of 5/31/20
Unadjusted for Sales Charge	22.66%	5.59%	14.69%
Adjusted for the Maximum Sales Charge
(max 5.75% load)	15.61%	4.35%	14.01%
S&P 500® Index†	12.84%	9.86%	13.15%
MSCI World Health Care Index††	23.19%	6.80%	13.77%

Class C	1-Year	5-Year	10-Year

Average Annual Total Returns as of 5/31/20
Unadjusted for Sales Charge	21.76%	4.81%	13.84%
Adjusted for the Maximum Sales Charge
(max 1.00% CDSC)	21.76%	4.81%	13.84%
S&P 500® Index†	12.84%	9.86%	13.15%
MSCI World Health Care Index††	23.19%	6.80%	13.77%

Class S	1-Year	5-Year	10-Year

Average Annual Total Returns as of 5/31/20
No Sales Charges	22.99%	5.86%	14.99%
S&P 500® Index†	12.84%	9.86%	13.15%
MSCI World Health Care Index††	23.19%	6.80%	13.77%

Institutional Class	1-Year	5-Year	10-Year

Average Annual Total Returns as of 5/31/20
No Sales Charges	23.00%	5.87%	15.02%
S&P 500® Index†	12.84%	9.86%	13.15%
MSCI World Health Care Index††	23.19%	6.80%	13.77%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 1, 2019 are 1.34%, 2.09%, 1.07% and 1.06% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

8	|	DWS Health and Wellness Fund

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

†

S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

††

The Morgan Stanley Capital International (MSCI) World Health Care Index is an unmanaged equity index designed to capture the large and mid-capitalization segments across 23 developed markets countries. All securities in the index are classified in the Health Care sector as per the Global Industry Classification Standard (GICS®).

	Class A	Class C	Class S	Institutional Class

Net Asset Value
5/31/20	$37.28	$26.91	$40.57	$42.58
5/31/19	$33.63	$25.32	$36.32	$37.96

Distribution Information as of 5/31/20
Income Dividends, Twelve Months	$.04	$—	$.15	$.16
Capital Gain Distributions, Twelve Months	$3.70	$3.70	$3.70	$3.70

DWS Health and Wellness Fund	|	9

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	5/31/20	5/31/19
Common Stocks	97%	96%
Cash Equivalents	3%	4%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	5/31/20	5/31/19
Medical Supply & Specialty	29%	33%
Pharmaceuticals
Major Pharmaceuticals	26%	27%
Specialty Pharmaceuticals	2%	5%
Biotechnology	22%	16%
Health Care Services	21%	19%
	100%	100%

Ten Largest Equity Holdings at May 31, 2020 (32.6% of Net Assets)		Percent
1	UnitedHealth Group, Inc.	6.7%
	Operator of organized health systems
2	Johnson & Johnson	4.1%
	Provider of health care products
3	Abbott Laboratories	3.7%
	Developer of health care products
4	Roche Holding AG	2.9%
	Developer of pharmaceutical and chemical products
5	Medtronic PLC	2.7%
	Develops therapeutic and diagnostic medical products
6	Amgen, Inc.	2.6%
	Developer, manufacturer and marketer of human therapeutics
7	Pfizer, Inc.	2.5%
	Manufacturer of prescription pharmaceuticals and nonprescription self-medications
8	Bristol-Myers Squibb Co.	2.5%
	Producer of diversified pharmaceuticals and other products
9	Humana, Inc.	2.5%
	Provider of managed health plans
10	Eli Lilly & Co.	2.4%
	Producer of pharmaceuticals

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 11. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 49 for contact information.

10	|	DWS Health and Wellness Fund

Investment Portfolio	as of May 31, 2020

	Shares	Value ($)
Common Stocks 97.2%
Health Care 97.2%

Biotechnology 21.8%

ACADIA Pharmaceuticals, Inc.*	5,656	280,990

Acceleron Pharma, Inc.*	15,185	1,500,734

Agios Pharmaceuticals, Inc.*	15,108	781,688

Alexion Pharmaceuticals, Inc.*	14,408	1,727,519

Allakos, Inc.* (a)	13,119	852,735

Allogene Therapeutics, Inc.*	13,507	650,497

Alnylam Pharmaceuticals, Inc.*	17,112	2,314,740

Amgen, Inc.	33,957	7,799,923

Apellis Pharmaceuticals, Inc.*	24,490	825,068

Arena Pharmaceuticals, Inc.*	21,379	1,277,823

Argenx SE (ADR)*	2,104	461,407

Ascendis Pharma A/S (ADR)*	6,463	940,302

Athenex, Inc.*	50,842	552,653

Biogen, Inc.*	9,355	2,872,827

Biohaven Pharmaceutical Holding Co., Ltd.* (a)	13,030	813,984

BioMarin Pharmaceutical, Inc.*	35,656	3,799,147

Black Diamond Therapeutics, Inc.*	9,443	368,749

Bluebird Bio, Inc.*	5,046	321,077

Blueprint Medicines Corp.*	11,193	729,112

ChemoCentryx, Inc.*	8,537	532,623

Deciphera Pharmaceuticals, Inc.*	12,704	744,073

Genmab AS*	3,815	1,170,319

Gilead Sciences, Inc.	58,262	4,534,532

Global Blood Therapeutics, Inc.* (a)	13,724	959,582

Immunomedics, Inc.*	19,516	655,542

Incyte Corp.*	17,952	1,829,488

Iovance Biotherapeutics, Inc.* (a)	22,834	732,743

Livongo Health, Inc.* (a)	26,595	1,593,838

Mirati Therapeutics, Inc.*	7,421	736,089

Molina Healthcare, Inc.*	6,654	1,236,446

MyoKardia, Inc.*	7,715	789,167

Neurocrine Biosciences, Inc.*	15,909	1,984,807

Regeneron Pharmaceuticals, Inc.*	5,191	3,181,097

Sarepta Therapeutics, Inc.*	10,738	1,635,075

Seattle Genetics, Inc.*	27,572	4,334,594

Turning Point Therapeutics, Inc.* (a)	13,810	956,343

uniQure NV*	11,702	785,906

Vertex Pharmaceuticals, Inc.*	24,886	7,166,173

Zymeworks, Inc.*	24,166	921,208

		65,350,620

The accompanying notes are an integral part of the financial statements.

DWS Health and Wellness Fund	|	11

	Shares	Value ($)

Health Care Services 19.2%

Amedisys, Inc.*	10,806	2,075,292

Anthem, Inc.	8,070	2,373,468

Cardinal Health, Inc.	21,929	1,199,297

Centene Corp.*	30,797	2,040,301

Cigna Corp.	33,111	6,533,463

Encompass Health Corp.	11,046	809,120

HCA Healthcare, Inc.	17,516	1,872,460

Humana, Inc.	18,031	7,404,430

IQVIA Holdings, Inc.*	12,453	1,861,973

Quest Diagnostics, Inc.	14,486	1,713,404

Teladoc Health, Inc.* (a)	15,450	2,689,227

Thermo Fisher Scientific, Inc.	19,753	6,897,550

UnitedHealth Group, Inc.	65,960	20,107,906

		57,577,891

Medical Supply & Specialty 28.0%

Abbott Laboratories	116,426	11,051,156

ABIOMED, Inc.*	3,542	793,054

Agilent Technologies, Inc.	17,899	1,577,618

Alcon, Inc.*	25,248	1,604,258

Baxter International, Inc.	55,641	5,008,246

Becton, Dickinson & Co.	15,544	3,838,280

Boston Scientific Corp.*	129,580	4,922,744

Danaher Corp.	25,317	4,218,065

DexCom, Inc.*	4,434	1,677,427

Edwards Lifesciences Corp.*	22,065	4,958,447

Envista Holdings Corp.*	20,460	432,524

Guardant Health, Inc.*	4,100	370,599

Hologic, Inc.*	44,439	2,355,267

Illumina, Inc.*	8,770	3,183,948

Insulet Corp.*	4,659	878,548

Intuitive Surgical, Inc.*	8,729	5,063,082

iRhythm Technologies, Inc.*	10,200	1,267,962

LHC Group, Inc.* (a)	8,943	1,453,327

Masimo Corp.*	21,222	5,097,312

Medtronic PLC	80,748	7,960,138

Nevro Corp.*	6,974	875,934

Quidel Corp.*	9,050	1,583,750

ResMed, Inc.	15,312	2,462,476

Stryker Corp.	20,829	4,076,860

Teleflex, Inc.	8,153	2,958,398

Varian Medical Systems, Inc.*	24,173	2,934,360

Veracyte, Inc.*	17,500	436,450

Zimmer Biomet Holdings, Inc.	8,847	1,117,730

		84,157,960

The accompanying notes are an integral part of the financial statements.

12	|	DWS Health and Wellness Fund

	Shares	Value ($)

Pharmaceuticals 28.2%

AbbVie, Inc.	33,359	3,091,378

AstraZeneca PLC (ADR)	133,103	7,267,424

Axsome Therapeutics, Inc.* (a)	2,812	216,468

Bristol-Myers Squibb Co.	125,062	7,468,703

Eli Lilly & Co.	47,987	7,339,612

GlaxoSmithKline PLC (ADR)	74,689	3,130,963

Johnson & Johnson	82,401	12,257,149

Lonza Group AG (Registered)	3,508	1,725,516

Merck & Co., Inc.	86,382	6,972,755

Novartis AG (ADR)	47,034	4,112,182

Novo Nordisk AS (ADR)	32,737	2,158,678

Pfizer, Inc.	198,677	7,587,475

Reata Pharmaceuticals, Inc. “A”* (a)	4,456	647,546

Roche Holding AG (Genusschein)	25,445	8,796,375

Sanofi (ADR)	137,483	6,751,790

Zoetis, Inc.	37,114	5,173,320

		84,697,334
Total Common Stocks (Cost $150,448,409)		291,783,805

Securities Lending Collateral 2.4%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.07% (b) (c) (Cost $7,242,269)	7,242,269	7,242,269

Cash Equivalents 3.2%
DWS Central Cash Management Government Fund, 0.12% (b) (Cost $9,648,465)	9,648,465	9,648,465

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $167,339,143)	102.8	308,674,539
Other Assets and Liabilities, Net	(2.8)	(8,392,294)

Net Assets	100.0	300,282,245

The accompanying notes are an integral part of the financial statements.

DWS Health and Wellness Fund	|	13

A summary of the Fund’s transactions with affiliated investments during the year ended May 31, 2020 are as follows:

Value ($) at 5/31/2019	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 5/31/2020	Value ($) at 5/31/2020
Securities Lending Collateral 2.4%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.07% (b) (c)
376,875	6,865,394 (d)	—	—	—	18,176	—	7,242,269	7,242,269
Cash Equivalents 3.2%
DWS Central Cash Management Government Fund, 0.12% (b)
11,315,341	76,540,286	78,207,162	—	—	146,089	—	9,648,465	9,648,465
11,692,216	83,405,680	78,207,162	—	—	164,265	—	16,890,734	16,890,734

*	Non-income producing security.

(a)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2020 amounted to $7,254,386, which is 2.4% of net assets.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended May 31, 2020.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2020 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Biotechnology	$64,180,301	$1,170,319	$—	$65,350,620
Health Care Services	57,577,891	—	—	57,577,891
Medical Supply & Specialty	84,157,960	—	—	84,157,960
Pharmaceuticals	74,175,443	10,521,891	—	84,697,334
Short-Term Investments (e)	16,890,734	—	—	16,890,734
Total	$296,982,329	$11,692,210	$—	$308,674,539

(e)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

14	|	DWS Health and Wellness Fund

Statement of Assets and Liabilities

as of May 31, 2020

Assets
Investments in non-affiliated securities, at value (cost $150,448,409) — including $7,254,386 of securities loaned	$291,783,805
Investment in DWS Government & Agency Securities Portfolio (cost $7,242,269)*	7,242,269
Investment in DWS Central Cash Management Government Fund (cost $9,648,465)	9,648,465
Receivable for Fund shares sold	153,954
Dividends receivable	297,655
Interest receivable	2,253
Foreign taxes recoverable	185,561
Other assets	29,230
Total assets	309,343,192

Liabilities
Payable upon return of securities loaned	7,242,269
Payable for investments purchased	1,344,645
Payable for Fund shares redeemed	83,102
Accrued management fee	188,458
Accrued Trustees’ fees	4,618
Other accrued expenses and payables	197,855
Total liabilities	9,060,947
Net assets, at value	$300,282,245

Net Assets Consist of
Distributable earnings (loss)	152,913,132
Paid-in capital	147,369,113
Net assets, at value	$300,282,245

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

DWS Health and Wellness Fund	|	15

Statement of Assets and Liabilities as of May 31, 2020 (continued)

Net Asset Value

Class A

Net Asset Value and redemption price per share ($63,291,540 ÷ 1,697,742 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$37.28

Maximum offering price per share (100 ÷ 94.25 of $37.28)	$39.55
Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($4,936,202 ÷ 183,445 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$26.91
Class S

Net Asset Value, offering and redemption price per share ($221,897,935 ÷ 5,468,843 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$40.57
Institutional Class

Net Asset Value, offering and redemption price per share ($10,156,568 ÷ 238,516 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$42.58

The accompanying notes are an integral part of the financial statements.

16	|	DWS Health and Wellness Fund

Statement of Operations

for the year ended May 31, 2020

Investment Income
Income:

Dividends (net of foreign taxes withheld of $102,715)	$3,866,966
Income distributions — DWS Central Cash Management Government Fund	146,089
Securities lending income, net of borrower rebates	18,176
Total income	4,031,231
Expenses:

Management fee	2,173,109
Administration fee	282,010
Services to shareholders	375,154
Distribution and service fees	197,571
Custodian fee	8,301
Professional fees	75,942
Reports to shareholders	47,607
Registration fees	56,450
Trustees’ fees and expenses	12,096
Other	25,405
Total expenses before expense reductions	3,253,645
Expense reductions	(7,165)
Total expenses after expense reductions	3,246,480
Net investment income (loss)	784,751

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:

Investments	22,424,890
Foreign currency	10,006
22,434,896
Change in net unrealized appreciation (depreciation) on:

Investments	32,976,641
Foreign currency	7,455
32,984,096
Net gain (loss)	55,418,992
Net increase (decrease) in net assets resulting from operations	$56,203,743

The accompanying notes are an integral part of the financial statements.

DWS Health and Wellness Fund	|	17

Statements of Changes in Net Assets

	Years Ended May 31,
Increase (Decrease) in Net Assets	2020	2019

Operations:

Net investment income (loss)	$784,751	$737,819
Net realized gain (loss)	22,434,896	28,306,909
Change in net unrealized appreciation (depreciation)	32,984,096	(16,004,649)
Net increase (decrease) in net assets resulting from operations	56,203,743	13,040,079
Distributions to shareholders:

Class A	(6,059,188)	(7,027,032)
Class C	(623,804)	(840,906)
Class S	(20,186,290)	(21,211,650)
Institutional Class	(701,458)	(459,514)
Total distributions	(27,570,740)	(29,539,102)
Fund share transactions:

Proceeds from shares sold	31,198,681	27,307,496
Reinvestment of distributions	26,614,510	28,663,316
Payments for shares redeemed	(56,947,931)	(53,156,338)
Net increase (decrease) in net assets from Fund share transactions	865,260	2,814,474
Increase (decrease) in net assets	29,498,263	(13,684,549)
Net assets at beginning of period	270,783,982	284,468,531

Net assets at end of period	$300,282,245	$270,783,982

The accompanying notes are an integral part of the financial statements.

18	|	DWS Health and Wellness Fund

Financial Highlights

	Years Ended May 31,
Class A	2020	2019	2018		2017	2016

Selected Per Share Data
Net asset value, beginning of period	$33.63	$35.96	$35.19		$33.91	$45.32
Income (loss) from investment operations:

Net investment income (loss)[a]	.02	.02	.00	*	(.01)	(.03)
Net realized and unrealized gain (loss)	7.37	1.60	3.13		2.16	(5.08)
Total from investment operations	7.39	1.62	3.13		2.15	(5.11)
Less distributions from:

Net Investment income	(.04)	—	—		(.01)	—
Net realized gains	(3.70)	(3.95)	(2.36)		(.86)	(6.30)
Total distributions	(3.74)	(3.95)	(2.36)		(.87)	(6.30)
Redemption fees	—	—	—		.00 *	.00 *
Net asset value, end of period	$37.28	$33.63	$35.96		$35.19	$33.91
Total Return (%)[b]	22.66 [c]	4.22	9.01	[c]	6.62 [c]	(11.67)[c]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	63	59	60		66	92
Ratio of expenses before expense reductions (%)	1.35	1.34	1.35		1.37	1.35
Ratio of expenses after expense reductions (%)	1.34	1.34	1.34		1.33	1.32
Ratio of net investment income (loss) (%)	.07	.06	.00	**	(.03)	(.07)
Portfolio turnover rate (%)	43	39	27		35	56

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

**	Amount is less than .005%

The accompanying notes are an integral part of the financial statements.

DWS Health and Wellness Fund	|	19

	Years Ended May 31,
Class C	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$25.32	$28.19	$28.25	$27.60	$38.44
Income (loss) from investment operations:

Net investment income (loss)[a]	(.18)	(.20)	(.21)	(.22)	(.26)
Net realized and unrealized gain (loss)	5.47	1.28	2.51	1.73	(4.28)
Total from investment operations	5.29	1.08	2.30	1.51	(4.54)
Less distributions from:

Net realized gains	(3.70)	(3.95)	(2.36)	(.86)	(6.30)
Redemption fees	—	—	—	.00 *	.00 *
Net asset value, end of period	$26.91	$25.32	$28.19	$28.25	$27.60
Total Return (%)[b,c]	21.76	3.43	8.26	5.82	(12.33)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	5	11	13	19
Ratio of expenses before expense reductions (%)	2.13	2.09	2.07	2.12	2.10
Ratio of expenses after expense reductions (%)	2.10	2.09	2.06	2.08	2.06
Ratio of net investment income (loss) (%)	(.70)	(.72)	(.72)	(.79)	(.82)
Portfolio turnover rate (%)	43	39	27	35	56

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

20	|	DWS Health and Wellness Fund

	Years Ended May 31,
Class S	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$36.32	$38.53	$37.53	$36.10	$47.70
Income (loss) from investment operations:

Net investment income (loss)[a]	.14	.13	.10	.09	.07
Net realized and unrealized gain (loss)	7.96	1.69	3.35	2.29	(5.37)
Total from investment operations	8.10	1.82	3.45	2.38	(5.30)
Less distributions from:

Net investment income	(.15)	(.08)	(.09)	(.09)	—
Net realized gains	(3.70)	(3.95)	(2.36)	(.86)	(6.30)
Total distributions	(3.85)	(4.03)	(2.45)	(.95)	(6.30)
Redemption fees	—	—	—	.00 *	.00 *
Net asset value, end of period	$40.57	$36.32	$38.53	$37.53	$36.10
Total Return (%)	22.99	4.48	9.32	6.90	(11.47)[b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	222	201	210	218	231
Ratio of expenses before expense reductions (%)	1.07	1.07	1.08	1.08	1.08
Ratio of expenses after expense reductions (%)	1.07	1.07	1.08	1.08	1.07
Ratio of net investment income (loss) (%)	.35	.33	.26	.24	.17
Portfolio turnover rate (%)	43	39	27	35	56

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Health and Wellness Fund	|	21

	Years Ended May 31,
Institutional Class	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$37.96	$40.10	$38.97	$37.46	$49.23
Income (loss) from investment operations:

Net investment income (loss)[a]	.15	.15	.13	.08	.09
Net realized and unrealized gain (loss)	8.33	1.76	3.46	2.39	(5.56)
Total from investment operations	8.48	1.91	3.59	2.47	(5.47)
Less distributions from:

Net investment income	(.16)	(.10)	(.10)	(.10)	—
Net realized gains	(3.70)	(3.95)	(2.36)	(.86)	(6.30)
Total distributions	(3.86)	(4.05)	(2.46)	(.96)	(6.30)
Redemption fees	—	—	—	.00 *	.00 *
Net asset value, end of period	$42.58	$37.96	$40.10	$38.97	$37.46
Total Return (%)	23.00	4.50	9.30 [b]	6.91 [b]	(11.46)[b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	5	3	2	4
Ratio of expenses before expense reductions (%)	1.06	1.06	1.07	1.07	1.10
Ratio of expenses after expense reductions (%)	1.06	1.06	1.06	1.07	1.06
Ratio of net investment income (loss) (%)	.39	.37	.32	.20	.22
Portfolio turnover rate (%)	43	39	27	35	56

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

22	|	DWS Health and Wellness Fund

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Health and Wellness Fund (the “Fund”) is a diversified series of Deutsche DWS Securities Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge, but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1

DWS Health and Wellness Fund	|	23

includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

24	|	DWS Health and Wellness Fund

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended May 31, 2020, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of May 31, 2020) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of May 31, 2020, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. Due to the increased market values of securities on loan on May 31, 2020, the value of the related collateral was less than the value of securities on loan at period end. On the next business day, additional collateral was received, and the value of collateral exceeded the value of the securities on loan. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

DWS Health and Wellness Fund	|	25

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of May 31, 2020 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2020, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$119,641
Undistributed long-term capital gains	$11,711,564
Unrealized appreciation (depreciation) on investments	$141,078,444

26	|	DWS Health and Wellness Fund

At May 31, 2020, the aggregate cost of investments for federal income tax purposes was $167,596,095. The net unrealized appreciation for all investments based on tax cost was $141,078,444. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $142,401,242 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $1,322,798.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended May 31,
	2020	2019
Distributions from ordinary income*	$1,334,232	$1,132,741
Distributions from long-term capital gains	$26,236,508	$28,406,361

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended May 31, 2020, purchases and sales of investment securities (excluding short-term investments) aggregated $118,733,206 and $141,550,595, respectively.

DWS Health and Wellness Fund	|	27

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund’s average daily net assets	.765%
Over $500 million of such net assets	.715%

Accordingly, for the year ended May 31, 2020, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate (exclusive of any applicable waivers/reimbursements) of 0.765% of the Fund’s average daily net assets.

For the period from June 1, 2019 through September 30, 2019, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.38%
Class C	2.13%
Class S	1.13%
Institutional Class	1.13%

Effective October 1, 2019 through September 30, 2020, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.33%
Class C	2.08%
Class S	1.08%
Institutional Class	1.08%

28	|	DWS Health and Wellness Fund

For the year ended May 31, 2020, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$5,796
Class C	1,369
$7,165

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. Prior to March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund paid the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. Effective March 1, 2020 for all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual Administration Fee of 0.097% of The Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended May 31, 2020, the Administration Fee was $282,010, of which $23,830 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended May 31, 2020, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at May 31, 2020
Class A	$25,991	$4,296
Class C	1,404	246
Class S	118,610	20,010
Institutional Class	568	100
	$146,573	$24,652

In addition, for the year ended May 31, 2020, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,” were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$59,435
Class C	6,530
Class S	96,523
Institutional Class	6,093
$168,581

DWS Health and Wellness Fund	|	29

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of the average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended May 31, 2020, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2020
Class C	$36,344	$3,026

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A and C shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2020, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2020	Annual Rate
Class A	$149,216	$25,200	.25%
Class C	12,011	2,094	.25%
	$161,227	$27,294

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2020, aggregated $5,613.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended May 31, 2020, the CDSC for Class C shares aggregated $2. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended May 31, 2020, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $13,733, of which $5,911 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

30	|	DWS Health and Wellness Fund

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Security Lending Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended May 31, 2020, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $1,368.

D. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent, plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at May 31, 2020.

E. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2020		Year Ended May 31, 2019
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	181,692	$6,384,232	337,536	$12,751,679
Class C	24,312	598,469	36,670	1,048,289
Class S	457,212	17,778,185	271,438	10,666,576
Institutional Class	157,255	6,437,795	68,754	2,840,952
		$31,198,681		$27,307,496

DWS Health and Wellness Fund	|	31

	Year Ended May 31, 2020		Year Ended May 31, 2019
	Shares	Dollars	Shares	Dollars

Shares issued to shareholders in reinvestment of distributions
Class A	169,344	$5,938,909	199,760	$6,889,725
Class C	23,497	596,829	31,136	811,105
Class S	508,324	19,377,314	551,155	20,502,972
Institutional Class	17,536	701,458	11,816	459,514
		$26,614,510		$28,663,316

Shares redeemed
Class A	(409,868)	$(14,135,530)	(445,616)	$(15,928,770)
Class C	(77,503)	(2,034,758)	(237,002)	(6,980,305)
Class S	(1,044,239)	(38,377,645)	(737,877)	(28,765,374)
Institutional Class	(63,309)	(2,399,998)	(37,035)	(1,481,889)
		$(56,947,931)		$(53,156,338)

Net increase (decrease)
Class A	(58,832)	$(1,812,389)	91,680	$3,712,634
Class C	(29,694)	(839,460)	(169,196)	(5,120,911)
Class S	(78,703)	(1,222,146)	84,716	2,404,174
Institutional Class	111,482	4,739,255	43,535	1,818,577
		$865,260		$2,814,474

F. Other

A novel strain of coronavirus (COVID-19) outbreak was declared a pandemic by the World Health Organization on March 11, 2020. The situation is evolving with various cities and countries around the world responding in different ways to address the pandemic. There are direct and indirect economic effects developing for various industries and individual companies throughout the world. The recent pandemic spread of the novel coronavirus and related geopolitical events could lead to increased financial market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments. A prolonged disruption may result in the Fund and its service providers experiencing operational difficulties in implementing their business continuity plans. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

32	|	DWS Health and Wellness Fund

G. Subsequent Event

On June 17, 2020, Deutsche Bank AG (“DB”), an affiliate of DWS Group, resolved with the Commodity Futures Trading Commission (“CFTC”) charges stemming from alleged violations of various swap data reporting requirements and corresponding supervision and other failures. The matter, which was resolved by the issuance of a federal court order (“Consent Order”), involved unintentional conduct that resulted from a system outage that prevented DB from reporting data in accordance with applicable CFTC requirements for a period of five days in April 2016.

The matter giving rise to the Consent Order did not arise out of any investment advisory, fund management activities or distribution activities of DIMA, DWS Distributors, Inc. or their advisory affiliates (the “DWS Service Providers”). DWS Group, of which the DWS Service Providers are wholly-owned subsidiaries, is a separate publicly traded company but continues to be an affiliate of DB due to, among other things, DB’s 79.49% ownership interest in DWS Group. Under the provisions of the Investment Company Act of 1940, as a result of the Consent Order, the DWS Service Providers would not be eligible to continue to provide investment advisory and underwriting services to the Fund absent an order from the Securities and Exchange Commission (the “SEC”). DB and the DWS Service Providers are seeking temporary and permanent orders from the SEC to permit the DWS Service Providers to continue to provide investment advisory and underwriting services to the Fund and other registered investment companies notwithstanding the Consent Order. While there can be no assurance that the requested exemptive orders will be granted, the SEC has granted this type of relief in the past. Consistent with their fiduciary and other relationships with the Fund, and in accordance with the desire of the Board of the Fund, the DWS Service Providers continue to provide investment advisory and distribution services to the Fund. Subject to the receipt of the temporary and permanent exemptive orders, the DWS Service Providers have informed the Fund that they do not believe the Consent Order will have any material impact on the Fund or the ability of the Service Providers to provide services for the Fund.

DWS Health and Wellness Fund	|	33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Securities Trust and Shareholders of DWS Health and Wellness Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Health and Wellness Fund (the “Fund”) (one of the funds constituting Deutsche DWS Securities Trust) (the “Trust”), including the investment portfolio, as of May 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Securities Trust) at May 31, 2020, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for the years ended May 31, 2016, May 31, 2017 and May 31, 2018, were audited by another independent registered public accounting firm whose report, dated July 24, 2018, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not

34	|	DWS Health and Wellness Fund

required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

July 27, 2020

DWS Health and Wellness Fund	|	35

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class A and Class C shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2019 to May 31, 2020).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

36	|	DWS Health and Wellness Fund

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2020 (Unaudited)

Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 12/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/20	$1,072.30	$1,068.60	$1,073.80	$1,073.60
Expenses Paid per $1,000*	$6.89	$10.76	$5.50	$5.55

Hypothetical 5% Fund Return
Beginning Account Value 12/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/20	$1,018.35	$1,014.60	$1,019.70	$1,019.65
Expenses Paid per $1,000*	$6.71	$10.48	$5.35	$5.40

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS Health and Wellness Fund	1.33%	2.08%	1.06%	1.07%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

Tax Information	(Unaudited)

The Fund paid distributions of $3.64 per share from net long-term capital gains during its year ended May 31, 2020.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $24,289,000 as capital gain dividends for its year ended May 31, 2020.

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended May 31, 2020 qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $4,367,000 or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

DWS Health and Wellness Fund	|	37

Liquidity Risk Management

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee”) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.

In February 2020, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2018 through November 30, 2019 (the “Reporting Period”). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported on a material change made to the Program in May 2019 to address Securities and Exchange Commission guidance relating to extended foreign market holidays.

38	|	DWS Health and Wellness Fund

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Health and Wellness Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2019.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to

DWS Health and Wellness Fund	|	39

invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2018, the Fund’s performance (Class A shares) was in the 2nd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has

40	|	DWS Health and Wellness Fund

outperformed its benchmark in the one- and five-year periods and has underperformed its benchmark in the three-year period ended December 31, 2018.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA

DWS Health and Wellness Fund	|	41

and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

42	|	DWS Health and Wellness Fund

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS Health and Wellness Fund	|	43

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: ICI Mutual Insurance Company; Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	74	—

44	|	DWS Health and Wellness Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International	74	Portland General Electric[2] (utility company) (2003– present)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	74	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	74	Director, Aberdeen Japan Fund (since 2007)

DWS Health and Wellness Fund	|	45

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	74	—
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020)	74	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	74	—

46	|	DWS Health and Wellness Fund

Officers[4]
Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer (2017–present), and Interested Director (since June 25, 2020), The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.; formerly: Vice President for the Deutsche Funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); Assistant Secretary, DBX ETF Trust (2019–2020); Assistant Secretary (July 14, 2006–December 31, 2010) and Secretary (January 31, 2006–July 13, 2006), The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
Ciara Crawford[8] (1984) Assistant Secretary, (2019–present)	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)

DWS Health and Wellness Fund	|	47

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Michelle Goveia-Pine[6] (1970) Interim Anti-Money Laundering Compliance Officer, since July 10, 2020

Director,[3] DWS; Interim AML Officer, DWS Trust Company (since July 28, 2020); Interim AML Officer, DBX ETF Trust (since July 9, 2020); Interim AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since July 24, 2020)

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: One International Place, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

48	|	DWS Health and Wellness Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site —
dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at
(800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS Health and Wellness Fund	|	49

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SUHAX	SUHCX	SCHLX	SUHIX
CUSIP Number	25159L 620	25159L 596	25159L 588	25159L 570
Fund Number	452	752	2352	1452

50	|	DWS Health and Wellness Fund

Notes

Notes

Notes

Notes

Notes

DHWF-2

(R-027917-10 7/20)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS Health and Wellness fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2020	$46,433	$0	$8,565	$0
2019	$46,433	$0	$7,235	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2020	$0	$625,431	$0
2019	$0	$1,545,773	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2020	$8,565	$625,431	$0	$633,996
2019	$7,235	$1,545,773	$0	$1,553,008

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2019 and 2020 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any investments in the Fund or any professionals who were part of the audit engagement team for the Fund. In addition, EY noted that the independence breaches did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Health and Wellness Fund, a series of Deutsche DWS Securities Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	7/30/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	7/30/2020

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	7/30/2020